EXHIBIT 24.1

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ TAMARA L. LUNDGREN
Tamara L. Lundgren

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ DAVID J. ANDERSON
David J. Anderson

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ ROBERT S. BALL
Robert S. Ball

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ JOHN D. CARTER
John D. Carter

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ WILLIAM A. FURMAN
William A. Furman

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ WAYLAND R. HICKS
Wayland R. Hicks

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ JUDITH A. JOHANSEN
Judith A. Johansen

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ WILLIAM D. LARSSON
William D. Larsson

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ SCOTT LEWIS
Scott Lewis

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ KENNETH M. NOVACK
Kenneth M. Novack

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ JEAN S. REYNOLDS
Jean S. Reynolds

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ JILL SCHNITZER EDELSON
Jill Schnitzer Edelson

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ RALPH R. SHAW
Ralph R. Shaw

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ RICHARD D. PEACH
Richard D. Peach

POWER OF ATTORNEY

(Form S-8 Registration)

The undersigned, an officer and/or director of SCHNITZER STEEL INDUSTRIES, INC., constitutes and appoints Tamara L. Lundgren, Richard D. Peach and Richard C. Josephson, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Schnitzer Steel Industries, Inc. (the “Company”) or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 5,000,000 shares of Class A Common Stock of Schnitzer Steel Industries, Inc. issuable pursuant to the 1993 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Class A Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that an attorney and agent shall do or cause to be done by virtue of this Power of Attorney.

DATED: June 19, 2009

/s/ JEFF P. POESCHL
Jeff P. Poeschl